Schedule of contract assets, net (Details)	12 Months Ended
	Jun. 30, 2025 USD ($)	Jun. 30, 2025 GBP (£)	Jun. 30, 2024 USD ($)	Jun. 30, 2024 GBP (£)
Contract Assets Net
Balance	$ 791,272	£ 576,679		£ 46,210
Addition	437,606	318,927		576,679
Contract assets reclassify to contracts receivable	(791,272)	(576,679)		(46,210)
Balance	437,606	318,927	$ 791,272	576,679
Less: allowance for expected credit losses	(348)	(253)	$ (19,868)	(14,480)
Total contract assets, net	$ 437,258	£ 318,674		£ 562,199